                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 JULY 30, 1998
                                 -------------
                Date of Report (Date of earliest event reported)


                        ARMSTRONG WORLD INDUSTRIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)



     PENNSYLVANIA                       1-2116                            23-0366390
     ------------                       ------                            ----------
(State of Organization)         (Commission File Number)        (IRS Employer Identification No.)



                                 P.O. BOX 3001
                         LANCASTER, PENNSYLVANIA 17604
                         -----------------------------
        (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (717) 397-0611
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5. Other Events.
        ------------

     Attached as Exhibit 99.1 is a notice pursuant to Rule 135(c) promulgated under the Securities Act of 1933, as amended, relating to a proposed offering of Senior Notes due 2003 by Armstrong World Industries, Inc.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

        Financial Statements.

             None.

        Pro Forma Financial Information.

             None.

        Exhibits.

             99.1      Rule 135(c) Notice, dated July 30, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ARMSTRONG WORLD INDUSTRIES, INC.



                              By:   /s/ David D. Wilson
                                    -------------------------------------
                                    David D. Wilson
                                    Assistant Secretary and Associate
                                     General Counsel
Date:  July 30, 1998

                                 EXHIBIT INDEX

Exhibit No.    Exhibit
----------     -------


99.1           Rule 135(c) Notice, dated July 30, 1998